Estimated Future Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Expected Amortization Expense [Line Items]
2013	$ 103.9
2014	91.6
2015	86.6
2016	81.2
2017	71.4
Thereafter	541.6
Net	$ 976.3